Exhibit 99.2

Fourth Quarter and Full Year 2024 Earnings Organon

Disclaimer statement

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects, including expectations regarding clinical studies and regulatory approvals (including the timing and outcome thereof), full-year 2025 guidance estimates and predictions regarding other financial information and metrics, the expected impact of our ongoing restructuring initiatives, expectations regarding our collaborations with third parties, and franchise and product performance and strategy expectations for future periods. Forward-looking statements may be identified by words such as "prospects," "opportunity," "objective," "guidance," potential," "should," "continue," "will," "continue," "pursuing," "expects," "intends," "plans," "believes," "future," "estimates," or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate, or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, the uncertainty of the clinical trial and regulatory approvals during the expected timeframe, if at all; an inability to adapt to the industry-wide trend toward highly discounted channels; difficulties implementing or executing on Organon's acquisition strategy, difficulties integrating such acquisitions (including its recent acquisition of Dermavant Sciences Ltd.) or any other failure to recognize the benefits of such acquisitions; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; expanded brand and class competition in the markets in which the company operates; global tensions, which may result in disruptions in the broader global economic environment; governmental initiatives that adversely impact our marketing activities, particularly in China; volatility in our stock price; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; recent United States Supreme Court decisions and other developments impacting regulatory agencies and their rule making, including related financial market reactions, tax planning and international trade practices; difficulties with performance of third parties we rely on for our business growth; the failure of any supplier to provide substances, materials, or services as agreed; the increased cost of supply, manufacturing, packaging, and operations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as our products lose patent protection; any failure by us to obtain an additional period of market exclusivity in the United States for *Nexplanon* subsequent to the expiration of the rod patents in 2027; as well as the continued impact of our loss of data exclusivity for *Atozet;* disruptions at the U.S. Food and Drug Administration, the U.S. Securities and Exchange Commission (the "SEC") and other U.S. and comparable foreign government agencies; pricing pressures globally, including rules and practices of managed care groups, judicial decisions and governmental laws and regulations related to Medicare, Medicaid and health care reform, pharmaceutical reimbursement and pricing in general; an inability to fully execute on our product development and commercialization plans in the United States, Europe, and elsewhere internationally; the failure by us or our third party collaborators and/or their suppliers to fulfill our or their regulatory or quality obligations; the impact of higher selling and promotional costs; and the impact of cyberattacks or other events that may affect Organon's information technology systems or those of third parties.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the SEC, including the company's most recent Annual Report on Form 10-K and subsequent SEC filings, available at the SEC's Internet site (www.sec.gov).

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ORGANON™

Disclaimer statement, cont.

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company's GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company's financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company's results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to pages 19-21 of this presentation for additional information, including relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company's full-year 2025 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition-related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company's management uses the non-GAAP financial measures described above to evaluate the company's performance and to guide operational and financial decision making. Further, the company's management believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations.

See Slides 19-21 of this presentation for a reconciliation of non-GAAP measures.

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ORGANON™

Full year 2024 highlights 4 • Revenue of $6.4 billion, up 3% ex - FX • All three franchises grew at constant currency • Diluted EPS of $3.33; Adj. Diluted EPS of $4.11 • Adj. EBITDA of $1.96 billion, inclusive of $81 million of IPR&D and milestones, representing 30.6% Adjusted EBITDA margin See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures.

Women’s Health Women’s Health Ex - FX VPY Act VPY FY 2023 FY 2024 Ex - FX VPY Act VPY Q4 - 23 Q4 - 24 Revenues $ mil 17% 16% 830 963 12% 12% 231 258 Nexplanon ® (contraception) (33)% (35)% 176 115 (37)% (38)% 39 24 NuvaRing ® (contraception) 2% — % 134 134 (16)% (16)% 37 31 Marvelon / Mercilon (contraception) (9)% (10)% 262 237 (21)% (21)% 83 65 Follistim AQ ® (fertility) 1% (1)% 110 109 26% 27% 22 28 Ganirelix Acetate Injection (fertility) 40% 40% 43 61 39% 39% 13 18 Jada ® (device) 10% 9% 147 158 2% — % 40 42 Other Women's Health products 5% 4% 1,702 1,777 — % — % 465 466 Total Women's Health • Franchise growth of 5% • Record year in Nexplanon, on track to eclipse $1 billion of revenue in 2025 Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . 5

Biosimilars Biosimilars Ex - FX VPY Act VPY FY 2023 FY 2024 Ex - FX VPY Act VPY Q4 - 23 Q4 - 24 Revenues $ mil (1)% (1)% 278 274 (16)% (16)% 77 65 Renflexis ® (9)% (9)% 155 141 (45)% (46)% 62 34 Ontruzant ® 6% 6% 73 77 (47)% (47)% 28 15 Brenzys (35)% (34)% 43 28 (33)% (32)% 9 6 Aybintio NM NM 44 142 NM NM 23 44 Hadlima ® 12% 12% 593 662 (18)% (18)% 199 163 Biosimilars 6 • Third consecutive year of double - digit revenue growth • Hadlima achieves over $100 million of sales in U.S. • Renflexis and Ontruzant at mature phase of lifecycle Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Ex - FX VPY Act VPY FY 2023 FY 2024 Ex - FX VPY Act VPY Q4 - 23 Q4 - 24 Revenues $ mil (8)% (9)% 1,460 1,323 (12)% (12)% 322 283 Cardiovascular (2)% (4)% 1,064 1,018 (6)% (6)% 274 257 Respiratory 12% 11% 782 867 16% 15% 187 215 Non - Opioid Pain, Bone & Derm 20% 19% 541 641 34% 35% 133 179 Other (1) 2% — % 3,847 3,849 2% 2% 915 935 Total Est. Brands 7 • Emgality , Vtama , recovery in injectable steroids, more than offset Atozet, LOE and unfavorable pricing dynamic in Japan. Totals may not foot due to rounding . (1) Other includes sales of Emgality ® (galcanezumab - gnlm) in those countries in which Organon has the rights to distribute and promote the product. Emgality is a trademark of Eli Lilly and Company (used under license) . LOE = Loss of Exclusivity

8 Strategic Roadmap • Maintain growth CAGR and hold EBITDA margin floor through Atozet LOE • Deliver leveraged P&L growth • Ensure successful launch of Vtama in AD • Focus BD activity on accretive tuck - ins and near growth acquisitions • Progress R&D Pipeline • Established stand - alone operations • Efficiently allocated capital towards well structured deals (11), growth - oriented LCM, and advanced select pipeline additions • Grew Nexplanon at double - digit CAGR • Established OGN as leader in Women’s Health • Expand core EBITDA, Gross margin • Accelerate delivery of Strategic Growth Drivers (e.g. Nexplanon , Vtama , Emgality ) • Maintain deal cadence, managing net leverage ≤4.0x to enhance the depth of our strategic therapeutic areas • Accelerate top line and absolute EBITDA growth CAGRs • Continue to build and progress R&D pipeline Establish Organon 2021 - 2024 Preparing for Lean Growth 2024 - 2026 Accelerate Growth & Profitability 2026 - beyond

Strategic Pillars for 2025

Demonstrate resilience in base business

Portfolio managed entrepreneurially since spin, driving cash flow for re-investment and growth

Enhance value capture from efficiency

Offset incremental Dermavant expenses, managing to best op-ex efficiency since spin-off

Consistent capital allocation

Continue capital allocation priorities servicing capex and dividend first

Deliver promise of growth products and pipeline

Nexplanon blockbuster status, >$1B global sales

~$300M from new business development including $150M in *Vtama*

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ORGANON™

Women's Health Established Brands Biosimilars Key milestones in our R&D pipeline Clinical Regulatory Clinical development ongoing 1 Ph2b topline results OG - 6219 OG - 8276A (Mercilon Japan) Anticipated Ph3 study completion Atopic Dermatitis U.S. approval (1) Organon has option to acquire “ Claria ”, not currently owned by Organon. (2) Organon has exclusive commercialization rights in China for Bao Pharma’s investigational asset, SJ02, in fertility. (3) Prolia and Xgeva are trademarks registered in the U.S. in the name of Amgen Inc.; Perjeta is a trademark registered in the U.S. in the name of Genentech, Inc. SJ02 HA reviews (ongoing) (bPerjeta) 3 HLX - 11 (bProlia/bXgeva) 3 HLX - 14 Anticipated U.S. approval 5 year - indication Anticipated China approval 2 4Q24 1H25 2H25 Anticipated approval timelines subject to final health authority review/approva l 10

+2% reported +3% at constant currency $ mil 11 Continued strength in volume growth (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to third parties. (3) (1) (2) ~ ~ ~ ~ ~ ~ ~(130) bps headwind 415

Containment of operating costs, inclusive of IPR&D Actual VPY FY 2023 FY 2024 Actual VPY Q4 - 23 Q4 - 24 All numbers presented on non - GAAP basis except revenue and IPR&D (1) 2% 6,263 6,403 — % 1,598 1,592 Revenue 5% 2,333 2,459 (1)% 634 627 Cost of sales — % 3,930 3,944 — % 964 965 Adjusted Gross profit 1% 1,556 1,571 4% 401 417 Selling, general and administrative (12)% 500 440 (6)% 127 119 R&D NM 8 81 NM — — Acquired IPR&D and milestones 3% 508 521 (6)% 127 119 Total research and development including IPR&D 1% 2,064 2,092 2% 528 536 Total operating expense 1% 1,944 1,958 — % 449 448 Adjusted EBITDA (1)% 4.14 4.11 3% 0.88 0.90 Adjusted diluted EPS 62.7% 61.6% 60.3% 60.6% Adjusted Gross margin 31.0% 30.6% 28.1% 28.1% Adjusted EBITDA margin (1) See Slides 19 - 21 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures. 12

13 Full year 2023 Full year 2024 (USD millions) $1,944 $1,958 Adjusted EBITDA (496) (486) Less: Net cash interest expense (135) (293) Less: Cash taxes (225) (89) Less: Change in net working capital (148) (123) Less: CapEx $940 $967 Free Cash Flow Before One - Time Costs (344) (160) Less: One - time spin - related costs (35) (190) Less: Other one - time costs (1) $561 $617 Free Cash Flow (2) Delivered on ~$1B of free cash flow before one - time costs for full year 2024 (1) For 2024, includes cash payments associated with restructuring initiatives ($87M), planned exits from supply agreements with Merck & Co., Inc., Rahway, NJ. ($60M), one - time acquisition costs ($18M) and the second payment on the Microspherix settlement ($25M). The $35M in 2023 was the first payment on Microspherix. (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exchange rate changes on cash and cash equivalents. • Cash taxes normalized compared with unusually low 2023 • Active net working capital management • Significant decline in spin related one - time costs • Increase in other one - time costs due to OpEx restructuring and MSA exits

14 Net leverage ratio ~4.2x at December 31, 2024 Dec 2024 Dec 2023 Dec 2022 Dec 2021 $ mil $675 $693 $706 $737 Cash and cash equivalents 8,889 8,760 8,913 9,134 Gross Debt (1) 8,214 8,067 8,207 8,397 Net Debt (1) * The definition of net debt is in the company's credit agreement and excludes unamortized fees; but includes capitalized lea se obligations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone expense. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $84 million, and $97 million as of Dec ember 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024, respectively.

Growth in Nexplanon , Emgality and Vtama expected to offset LOE, pricing $ mil 15 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Procurement (3) Other includes manufacturing sales to third parties. Emgality is a trademark of Eli Lilly and Company (used under license) . (1) (2) (3) (4.3%) to (1.2%) reported (1.2%) to +1.9% constant currency ~(300) bps headwind to growth in 2025 ~ ~ ~ ~ ~ ~ $6,125 - $6,325

Full Year 2025 Guidance 16 FY 2025 Guidance 2024 Full Year Actuals Provided on a non - GAAP basis, except revenue $6.125B - $6.325B $6.403 B Revenue ~$200M ~$80M FX translation headwind 60.0% - 61.0% 61.6% Adjusted gross margin Mid - 20% range $1.57B/25% SG&A Upper single - digit $440M/6.9% R&D - $81M IPR&D* 31.0% - 32.0% 30.6% Adjusted EBITDA margin (Non - GAAP) ~$510M $520M Interest ~$135M $126M Depreciation 22.5% - 24.5% 18.8% Effective non - GAAP tax rate ~263M 259M Fully diluted weighted average shares outstanding * The company does not forecast a forward - looking view of IPR&D and milestone expense.

Q&A

Appendix

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions)

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Gross Profit	**$ 896**	**$ 915**	**$ 3,715**	**$ 3,748**
Adjusted for:				
Spin-related costs [(1)]	—	17	6	47
Manufacturing network costs [(2)]	15	—	54	—
Stock-based compensation	4	4	17	17
Amortization	43	28	145	116
Acquisition-related costs [(3)]	7	—	7	—
Other	—	—	—	2
Adjusted Non-GAAP Gross Profit	$ 965	$ 964	$ 3,944	$ 3,930

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

(3) Acquisition-related costs relate to costs from the acquisition of Dermavant. For additional details refer to the EBITDA reconciliation on page 21.

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Gross Margin	**56.3 %**	**57.3 %**	**58.0 %**	**59.8 %**
Total impact of Non-GAAP adjustments	4.3 %	3.0 %	3.6 %	2.9 %
Adjusted Non-GAAP Gross Margin	60.6 %	60.3 %	61.6 %	62.7 %

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Selling, general and administrative expenses	**$ 470**	**$ 469**	**$ 1,760**	**$ 1,893**
Adjusted for:				
Spin-related costs [(1)]	(9)	(47)	(88)	(178)
Stock-based compensation	(17)	(18)	(70)	(68)
Acquisition-related costs [(2)]	(24)	—	(28)	—
Other	(3)	(3)	(3)	(91)
Adjusted Non-GAAP Selling, general and administrative expenses	$ 417	$ 401	$ 1,571	$ 1,556

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

(2) Acquisition-related costs relate to costs from the acquisition of Dermavant. For additional details refer to the EBITDA reconciliation on page 21.

ORGANON™

19

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions, except per share amounts)

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Research and development expenses	**$ 130**	**$ 134**	**$ 469**	**$ 528**
Adjusted for:				
Spin-related costs [1]	(6)	(2)	(11)	(12)
Stock-based compensation	(5)	(5)	(18)	(16)
Adjusted Non-GAAP Research and development expenses	$ 119	$ 127	$ 440	$ 500

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 21.

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Reported Net Income	**$ 109**	**$ 546**	**$ 864**	**$ 1,023**
Adjusted for:				
Cost of sales adjustments	69	49	229	182
Selling, general and administrative adjustments	53	68	189	337
Research and development adjustments	11	7	29	28
Restructuring	8	58	31	62
Change in fair value of contingent consideration	11	—	11	—
Other expense, net	2	4	16	17
Tax impact on adjustments above[1]	(28)	(506)	(304)	(588)
Non-GAAP Adjusted Net Income	$ 235	$ 226	$ 1,065	$ 1,061

(1) For the three months ended December 31, 2024 and 2023, the GAAP income tax rates were 15.3% and (425.9)%, respectively, the non-GAAP income tax rates were 17.1% and 21.8%, respectively. For the year ended December 31, 2024 and 2023, the GAAP income tax rates were (7.1)% and (52.2)%, respectively, the non-GAAP income tax rates were 18.8% and 18.3%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Q4 2024	Q4 2023	FY 2024	FY 2023
GAAP Diluted Earnings per Share	**$ 0.42**	**$ 2.13**	**$ 3.33**	**$ 3.99**
Total impact of Non-GAAP adjustments	0.48	(1.25)	0.78	0.15
Non-GAAP Diluted Earnings per Share	$ 0.90	$ 0.88	$ 4.11	$ 4.14

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GAAP Net Income to Adjusted EBITDA

Unaudited, $ in millions	Q4 2024	Q4 2023	FY 2024	FY 2023
Net income	**$ 109**	**$ 546**	**$ 864**	**$ 1,023**
Depreciation (1)	33	30	126	118
Amortization	43	28	145	116
Interest expense	132	129	520	527
Income tax expense (benefit)	20	(442)	(57)	(350)
EBITDA (Non-GAAP)	**$ 337**	**$ 291**	**$ 1,598**	**$ 1,434**
Restructuring costs	8	58	31	62
Spin-related costs (2)	17	70	121	254
Manufacturing network related (3)	15	—	54	—
Acquisition-related costs (4)	31	—	35	—
Change in fair value of contingent consideration	11	—	11	—
Other costs (5)	3	3	3	93
Stock-based compensation	26	27	105	101
Adjusted EBITDA (Non-GAAP)	**$ 448**	**$ 449**	**$ 1,958**	**$ 1,944**
Adjusted EBITDA margin (Non-GAAP)	28.1 %	28.1 %	30.6 %	31.0 %

(1) Excludes accelerated depreciation included in one-time costs.

(2) Spin-related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co., Inc., Rahway, NJ, US. These costs include, but are not limited to, $6 million and $34 million for the three months ended December 31, 2024 and 2023, respectively, and $53 million and $134 million for the year ended December 31, 2024 and 2023, respectively, for information technology infrastructure, primarily related to the implementation of a stand-alone enterprise resource planning system and redundant software licensing costs, as well as $8 million for the three months ended December 31, 2023 and $20 million and $28 million for the year ended December 31, 2024 and 2023, respectively, associated with temporary transition service agreements with Merck & Co., Inc., Rahway, NJ, US.

(3) Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

(4) Acquisition-related costs for the three months ended December 31, 2024 reflect $8 million of transaction related costs, $10 million of Dermavant transaction bonuses and separation charges and $7 million of amortization pertaining to the fair value inventory purchase accounting adjustment. Acquisition related costs for the year ended December 31, 2024 reflect $12 million of transaction related costs, $10 million of Dermavant transaction bonuses and separation charges and $7 million of amortization pertaining to the fair value inventory purchase accounting adjustment.

(5) Other costs for the year ended December 31, 2023, include $80 million related to the Microspherix legal matter.

As the costs described in (1) through (5) above are directly related to the separation of Organon and acquisition related activities and therefore arise from a one-time event outside of the ordinary course of the company's operations, the adjustment of these items provides meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

ORGANON™

21

Flat as reported and at constant currency $ mil 22 Volume growth offsets price erosion and LOE impacts (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to third parties. (3) (1) (2) ~ ~ ~ ~ ~ ~

Franchise performance Ex - FX VPY Actual VPY FY 2023 FY 2024 Ex - FX VPY Actual VPY Q4 2023 Q4 2024 $ mil 5% 4% 1,702 1,777 — % — % 465 466 Women’s Health 12% 12% 593 662 (18)% (18)% 199 163 Biosimilars 2% — % 3,847 3,849 2% 2% 915 935 Est. Brands (6)% (6)% 121 115 52% 53% 19 28 Other (1) 3% 2% 6,263 6,403 — % — % 1,598 1,592 Total Revenues Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) Other includes manufacturing sales to third parties. 23

Ex - FX VPY Actual VPY FY 2023 FY 2024 Ex - FX VPY Actual VPY Q4 - 23 Q4 - 24 $ mil 5% 5% 1,673 1,763 — % 1% 414 420 Europe and Canada 6% 6% 1,478 1,572 1% 1% 411 416 United States (4)% (7)% 1,129 1,050 (7)% (6)% 261 244 Asia Pacific and Japan 11% 7% 965 1,034 — % (5)% 279 266 Latin America, Middle East, Russia and Africa — % (2)% 864 847 4% 5% 203 213 China (11)% (11)% 154 137 3% 4% 30 33 Other (1) 3% 2% 6,263 6,403 — % — % 1,598 1,592 Total Revenues Totals may not foot due to rounding, and percentages are computed using unrounded amounts. (1) Other includes manufacturing sales to third parties. ~75% of FY sales generated ex - US Strength in EUCAN, US, LAMERA offsetting mandatory pricing revisions in Japan 24

Women's Health 25 AhR = aryl - hydrocarbon receptor agonist, PDE - 4 = phosphodiesterase 4 inhibitor, JAK = janus kinase inhibitor, IL - 4 = interleukin 4 receptor alpha antagonist Biosimilars Women's Health Approved Vtama label vs non - steroidal treatments IL - 4 JAK PDE 4 AhR Dupixent * 16 Weeks Opzelura * 8 Weeks Zoryve * 4 Weeks Eucrisa * 4 Weeks Vtama ® 8 Weeks Once Every 2 Weeks - Once Every 4 Weeks Subcutaneous injection Twice Daily Topical cream Short term, ≤20% Body Surface Area Once Daily Topical Cream Twice Daily Topical Ointment Once Daily Topical Cream Dosing regimen Second line Second line First line First line First line Indication >6 months >12 years >6 years >3 months >2 years Population Mod. - Severe Mild - Moderate Mild - Moderate Mild - Moderate Mild, Moderate, Severe Disease severity No Yes Yes No No Limitations No Yes No No No Boxed Warning No Yes No Yes No Warnings & Precautions 36% / 38% 10% / 9% 54% / 51% 15% / 8% 32% / 29% 15% / 12% 33% / 32% 25% / 18% 45% / 46% 14% / 18% Investigator Global Assessment Score placebo 41% / 36% 12% / 10% 52% / 51% 15% / 16% 34% / 30% 21% / 12% N/A 56% / 53% 34% / 24% Peak Pruritus placebo *Eucrisa is a trademark registered in the United States in the name of Anacor Pharmaceuticals, LLC. * Zoryve is a trademark registered in the United States in the name of Arcutis Biotherapeutics, Inc. *Opzelura is a trademark registered in the United States in the name of Incyte Holdings Corporation. *Dupixent is a trademark registered in the United States in the name of Sanofi Biotechnology. *Information based on product labeling as of January 28, 2025, and does not reflect results from a head - to - head study. Differenc es exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studie s.

Number of products 14 5 56 Women’s Health Biosimilars Established Brands Broad and diverse portfolio TM 26 Emgality is a trademark of Eli Lilly and Company (used under license) .